SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               January 31, 1996
               Date of Report (Date of Earliest Event Reported)

                             IP TIMBERLANDS, LTD.
            (Exact name of Registrant as specified in its charter)

Texas                               1-8859                       13-3259241
(State of                           (Commission                  (IRS Employer
Incorporation)                      File)                        Identification
                                                                 Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS

               This is a revision to the filing by the Registrant on February 1, 1996, whereby the Registrant announced preliminary and unaudited 1995 full year earnings of $261 million or $5.59 per Class A Depositary Unit versus 1994 full year earnings of $274 million or $5.49 per Class A Depositary Unit. The Registrant previously reported the 1995 fourth-quarter preliminary and unaudited earnings at $89 million or $1.63 per Class A Depositary Unit versus 1994 fourth-quarter earnings of $53 million or $1.44 per Class A Depositary Unit. The amendment relates to an adjustment to the 1995 fourth-quarter preliminary and unaudited earnings per Class A Depositary Unit from $1.63 to $1.54 and an adjustment to the full year preliminary and unaudited earnings per Class A Depositary Unit from $5.59 to $5.50.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Financial Statements:

               N/A

               (b) Pro Forma Financial Information:

               N/A

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               (c) Exhibits:

               (99) A revised press release, dated January 9, 1996, announcing preliminary and unaudited earnings for the 1995 fourth-quarter and full year.

ITEM 8.        CHANGES IN FISCAL YEAR

               N/A

                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IP TIMBERLANDS, LTD.
                                       BY: IP Forest Resources Company
                                       (Managing General Partner)
                                       (Registrant)

Date:  February 21, 1996               /s/ SYVERT E. NERHEIM
       Purchase, NY                    Syvert E. Nerheim
                                       Assistant Secretary

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